Exhibit 99.1

June 10, 2022 SpringWorks R&D Day

Forward-Looking Statements

Note: Unless otherwise indicated, the information presented herein is as of June 2022 and made publicly available on June 10, 2022.

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, relating to our business, operations, and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical and clinical results, our plans to report additional data from the Phase 3 DeFi clinical trial at an upcoming medical conference, the potential for the results of the Phase 3 DeFi clinical trial to support an NDA submission, the timing of our planned NDA submission for nirogacestat, and our plans for seeking regulatory approval for and making nirogacestat available to desmoid tumor patients, if approved, as well as relating to other future conditions. Words such as, but not limited to, "look forward to," "believe," "expect," "anticipate," "estimate," "intend," "plan," "would," "should" and "could," and similar expressions or words, identify forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the success and timing of our product development activities, including the initiation and completion of SpringWorks' clinical trials, (ii) the fact that topline or interim data from the Phase 3 DeFi trial or other clinical studies may not be predictive of the final or more detailed results of such study or the results of other ongoing or future studies, (iii) the success and timing of our collaboration partners' ongoing and planned clinical trials, (iv) the timing of our planned regulatory submissions and interactions, including the NDA for nirogacestat planned for the second half of 2022 and the timing and outcome of decisions made by the U.S. Food and Drug Administration (FDA) and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; (v) whether FDA or other regulatory authorities will require additional information or further studies, or may fail or refuse to approve or may delay approval of our drug candidates, including nirogacestat and mirdametinib, (vi) our ability to obtain and maintain regulatory approval of any of our product candidates, (vii) our plans to research, discover and develop additional product candidates, (viii) our ability to enter into collaborations for the development of new product candidates, (ix) our ability to establish manufacturing capabilities, and our and our collaboration partners' abilities to manufacture our product candidates and scale production, (x) our ability to meet any specific milestones set forth herein, and (xi) uncertainties and assumptions regarding the impact of the COVID-19 pandemic on SpringWorks' business, operations, clinical trials, supply chain, strategy, goals and anticipated timelines.

Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.

For further information regarding the risks, uncertainties and other factors that may cause differences between SpringWorks' expectations and actual results, you should review the "Risk Factors" section(s) of our filings with the Securities and Exchange Commission.

Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While SpringWorks believes these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

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SpringWorks THERAPEUTICS

SpringWorks Leadership Team and External Speakers Participating Today

SpringWorks Participants



Saqib Islam
Chief Executive Officer



Badreddin Edris, PhD
Chief Operating Officer



L. Mary Smith, PhD
Chief Development Officer



Bhavesh Ashar
Chief Commercial Officer



Mike Burgess, MBChB, PhD
Head of R&D



Jim Cassidy, MD, PhD
Chief Medical Officer

External Key Opinion Leaders



Breelyn Wilky, MD
Director of Sarcoma Medical Oncology, Deputy Associate Director for Clinical Research
University of Colorado, Denver



Neal Rosen, MD, PhD
Director, Center for Mechanism-Based Therapy, Enid A. Haupt Chair in Medical Oncology
Memorial Sloan Kettering Cancer Center, New York

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Agenda

Program	Session	Presenter
	Introduction and Business Overview	Saqib Islam Badreddin Edris, PhD
Nirogacestat	KOL Presentation: Unmet Need in Desmoid Tumors	Bree Wilky, MD (CU Denver)
	Clinical Experience in Desmoid Tumors	Mary Smith, PhD
	Desmoid Tumor Commercial Opportunity	Bhavesh Ashar
	Additional Expansion Opportunity	Badreddin Edris, PhD
	BCMA Therapy Combination Development	Mike Burgess, MBChB, PhD
	Program Break	
MAPK Pathway	Mirdametinib: NF1-PN	Mary Smith, PhD
	Mirdametinib: Additional Expansion Opportunities	Jim Cassidy, MD, PhD
	Mirdametinib + Lifirafenib: Combination Development	Jim Cassidy, MD, PhD
	KOL Presentation: Introduction to BGB-3245	Neal Rosen, MD, PhD (MSKCC)
	BGB-3245: Initial Clinical Data and Program Update	Jim Cassidy, MD, PhD
Preclinical Pipeline	TEAD and EGFR Inhibitor Program Overview	Mike Burgess, MBChB, PhD
	Closing Remarks Q&A	Saqib Islam

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SpringWorks

Introduction Saqib Islam, Chief Executive Officer Badreddin Edris, PhD, Chief Operating Officer

6 THE FULL POTENTIAL OF TARGETED ONCOLOGY IS WAITING TO BE UNLOCKED. 2022 2 $381M SpringWorks ’ Efforts Over the Past 5 Years Have Led To… First NDA filing on track for later this year Marketed products by 2025 with potential to serve patients across 4 indications Runway into 2024 (1) …with the singular goal of making a profound impact on the lives of people living with devastating cancers (1) Cash, cash equivalents and investments as of March 31, 2022.

7 Executive Leadership Team: Demonstrated Track Record of Advancing and Commercializing Transformative Oncology Therapies Saqib Islam Chief Executive Officer Badreddin Edris, PhD Chief Operating Officer Mike Burgess, MBChB, PhD Head of R&D Jim Cassidy, MD, PhD Chief Medical Officer Bhavesh Ashar Chief Commercial Officer L. Mary Smith, PhD Chief Development Officer Daniel Pichl Chief People Officer Frank Perier, Jr. Chief Financial Officer Herschel Weinstein, JD General Counsel

8 EXPAND 3 DELIVER 4 DEVELOP 2 IDENTIFY 1 ▪ Partner of choice for leading academic and industry asset originators ▪ Versatile and validated molecules with pipeline - in - a - product potential ▪ Fit - for - purpose business development ▪ Patient - centric clinical development ▪ Translational insights guiding biomarker - driven development pathways ▪ Strong execution on clinical development and regulatory strategy ▪ Fully - integrated commercial organization ▪ High - touch relationships with providers and payers ▪ Emphasis on patient support ▪ Opportunity expansion via monotherapy and combination approaches ▪ Ideation and execution via academic and industry collaborators Repeatable and Sustainable Business Model Has Driven Rapid Portfolio Expansion in Areas of Significant Unmet Need Continued emphasis on strategic capital allocation, operating efficiency, and fit - for - purpose partnerships has grown portfolio from 2 to 19 active R&D programs in under 5 years

9 Unlocking the Full Potential of Every Molecule Note: * Being developed as a combination therapy.  Nirogacestat (Gamma secretase inhibitor) Multiple Myeloma* Desmoid Tumors    Mirdametinib (MEK inhibitor) NF1 Plexiform Neurofibromas Pediatric Low - Grade Glioma RAS/RAF Mutant Solid Tumors*  ER+ Metastatic Breast Cancer* MEK 1/2 Mutant Solid Tumors  BGB - 3245 ( RAF fusion and dimer inhibitor) RAF Mutant Solid Tumors TEAD Inhibitor Hippo Mutant Tumors EGFR Inhibitor EGFR Mutant Tumors  Ovarian Granulosa Cell Tumors + BCMA CAR - T  + BCMA ADC + BCMA Bispecific + BCMA mAb   Rare Oncology BCMA Combos Biomarker - Defined Solid Tumors   

Diversified Targeted Oncology Pipeline Spanning Solid Tumors and Hematological Cancers

Compound	Indication	Development Approach	Preclinical	Phase 1	Phase 2	Phase 3	Collaborator(s)
Nirogacestat Gamma Secretase Inhibitor	Desmoid Tumors*	Monotherapy (adult)				DeFi	
		Monotherapy (pediatric)					
	Ovarian Granulosa Cell Tumors	Monotherapy					
	Multiple Myeloma *(BCMA Combinations)*	+ BLENREP (belantamab mafodotin) (ADC)					GSK
		+ ALLO-715 (CAR-T)					Allogene
		+ Teclistamab (Bispecific)					Janssen
		+ PBCAR269A (CAR-T)					Precision
		+ Elranatamab (Bispecific)					Pfizer
		+ SEA-BCMA (mAb)					Seagen
		+ ABBV-383 (Bispecific)					abbvie
		+ REGN5458 (Bispecific)					REGENERON
Mirdametinib MEK Inhibitor	NF1-Associated Plexiform Neurofibromas†	Monotherapy			ReNeu		
	Pediatric Low-Grade Gliomas	Monotherapy					St. Jude Children's Research Hospital
	MAPK Mutant Solid Tumors	+ Lifirafenib (Pan-RAF inhibitor)					BeiGene
	ER+ Metastatic Breast Cancer	+ Fulvestrant (SERD)					Memorial Sloan Kettering Cancer Center
	MEK 1/2 Mutant Solid Tumors	Monotherapy					
BGB-3245 RAF Fusion and Dimer Inhibitor	MAPK Mutant Solid Tumors	Monotherapy					Mapkure (1)
		+ Mirdametinib (MEK inhibitor)					
TEAD Inhibitor Program	Hippo Mutant Tumors	Monotherapy and combo					
EGFR Inhibitor Program	EGFR Mutant Tumors	Monotherapy and combo					

Rare Oncology · BCMA Combos · Biomarker-Defined Solid Tumors

Note: Nirogacestat = PF-03084014 and Mirdametinib = PD-0325901 (both in-licensed from Pfizer).
* Received Orphan Drug, Fast Track and Breakthrough Therapy Designations. † Received Orphan Drug and Fast Track Designations.
(1) Being developed by MapKure, LLC, jointly owned by SpringWorks and BeiGene.

SpringWorks

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11 On the Path to Multiple Revenue Generating Opportunities by 2025 2022 2019 2025 Plan ▪ First patients dosed in DeFi and ReNeu trials ▪ First BCMA collaboration signed with GSK ▪ 5 total programs in development ▪ Nasdaq IPO ▪ Positive topline results from DeFi trial in desmoid tumors ▪ First NDA submission expected ▪ Clinical PoC demonstrated in BCMA combinations ▪ 8 BCMA industry collaborations ▪ 19 total programs in development ▪ Establish nirogacestat as the standard of care in desmoid tumors ▪ Serve patients with 2 approved products in up to 4 different indications ▪ Advance mature portfolio of late - stage clinical programs ▪ Continue disciplined capital allocation across earlier - stage programs and business development opportunities

12 Clinical Data Across Our Three Oncology Segments Nirogacestat: ▪ Phase 3 DeFi topline results in desmoid tumors Nirogacestat + BCMA therapies: ▪ Initial clinical data from combo trial with GSK (low - dose BLENREP) Biomarker - defined solid tumors: ▪ Phase 1b/2 initial data readout from MEK/RAF combo trial in RAS/RAF - mutant solid tumors ▪ Phase 1 initial data readout from BGB - 3245 program in RAS/RAF - mutant solid tumors Strategic Priorities to Drive Our Growth ▪ Launch preparation to serve patients with desmoid tumors in the U.S. beginning in 2023 ▪ Expand opportunity for nirogacestat into additional indication ▪ Continue development of mirdametinib both as a monotherapy and combination therapy ▪ Advance early - stage pipeline ▪ Continue disciplined capital allocation across R&D and BD OUR COMMITMENT IS TO MAKE A PROFOUND IMPACT FOR PEOPLE SUFFERING FROM RARE DISEASES AND CANCER Today’s Highlights SS0

Nirogacestat

14 (1) Orphan Drug, Fast Track and Breakthrough Therapy Designations received from FDA for desmoid tumors and Orphan Drug Design ati on received from European Commission for soft tissue sarcoma. Clinical Trials Ongoing or On Track for 2022 Initiation: BCMA Collaborations: US Composition of Matter and Method of Use patent protection: 11 2039 8 ▪ Nirogacestat is an investigational oral, selective gamma secretase inhibitor with over 10 years of clinical experience ▪ Fast Track and Breakthrough Therapy Designations received from FDA and Orphan Drug Designation received from both FDA and European Commission (1) ▪ Achieved statistical significance on primary and all key secondary endpoints in Phase 3 DeFi trial in adult patients with progressing desmoid tumors ▪ Potential to become cornerstone of BCMA combination therapy in multiple myeloma with eight current collaborations representing all major modalities Nirogacestat: A Potentially Best - in - Class Gamma Secretase Inhibitor Being Evaluated Across Multiple Indications Anticipated NDA Filing in Desmoid Tumors: 2H 2022

Patient Video

Nirogacestat: Clinical Experience in Desmoid Tumors L. Mary Smith, PhD, Chief Development Officer

17 Encouraging Phase 2 Data in Progressing Desmoid Tumors Demonstrated at the Time of 2017 Publication Note: Per RECIST 16/17 patients were evaluable. One treatment cycle = 150 mg BID continuously for 21 days. Patient #1 had a m iss ing baseline measurement (but had MRI). Patient #14 was not evaluable per protocol, withdrew from study after cycle 1 due to travel requirements. Source: Kummar et al., Journal of Clinical Oncology , 2017. (1) 71% had received chemotherapy, 65% NSAIDs, and 59% TKIs; 4/5 partial responses had previously failed imatinib or sorafenib. PHASE 3 PHASE 1 PHASE 2 ▪ mPFS : Not reached by the time of publication in 2017 due to lack of tumor progression events – At time of enrollment, all patients had progressing tumors – Patients failed a median of 4 prior lines (1 - 9) of systemic therapy (1) – Objective response rate (ORR) = 29.4% (5/17) with no progressive disease Clinical Responses by RECIST v1.1

18 With Maturation of Trial, 2022 Data Cut Demonstrated 4.4 Years of Median Time on Treatment Source: O’Sullivan Coyne et al., ASCO , 2022. PHASE 3 PHASE 1 PHASE 2 Long - Term Progression Free Survival ▪ Among 17 treated patients, median time on treatment 4.4 years (range: 0.17 – 7.99 years) ▪ 4 patients remain on study after >7 years ▪ ORR = 29% (5/17) with no progressive disease maintained with long - term follow - up ▪ Nirogacestat was well tolerated – Most commonly (>50%) reported treatment - related AEs included diarrhea, fatigue, nausea, AST increase, lymphocyte decrease, hypophosphatemia, and rash (maculopapular)

19 Phase 3 DeFi Trial Was Designed to Robustly Demonstrate Clinical Benefit of Nirogacestat (1) A total of 51 events will provide 90% power and a 1 - sided type 1 error rate of 0.025 (1 - side hypothesis) to detect a difference between nirogacestat and placebo, assuming the median PFS is 20 months in the nirogacestat group and 8 months in the placebo gro up. (2) PFS is defined as the time from randomization until the date of assessment of radiographic progression as determined using RE CIS T v1.1, the date of assessment of clinical progression or death by any cause. Radiographic or clinical progression determined by blinded independent central review. (3) Progression defined ≥20% increase over past 12 months by RECIST v1.1. (4) Once the end of double - blind phase notification had been issued and the primary PFS analysis had been completed, patients remain ing on study that had not achieved a radiographic progression could enroll in the OLE. PHASE 3 PHASE 1 PHASE 2 Trial Summary ▪ Global (North America and Europe), randomized (1:1), double - blind, placebo - controlled study ▪ 142 patients randomized with open label extension available upon radiographic disease progression ▪ 90% powered to show ~12 - month median PFS difference between nirogacestat and placebo (1) Summary of Endpoints ▪ Primary Endpoint: Progression - free survival (2) ▪ Secondary and Exploratory Endpoints: Safety and tolerability, objective response rate (ORR), duration of response, volumetric tumor change assessed by MRI, patient - reported outcomes (PROs) ▪ Treatment - naïve progressing ▪ Relapsed progressing ▪ Refractory progressing Eligible Patients (3) 1 2 3 Nirogacestat 150mg BID R 1:1 Placebo Progressive Disease (PD) Open label Nirogacestat 150mg BID (4) Progressive Disease (PD)

20 ▪ Results demonstrated a statistically significant improvement for nirogacestat over placebo, with a 71% reduction in risk of d ise ase progression as assed by blinded independent central review (hazard ratio (HR) = 0.29; P < 0.001) ▪ Statistical significance was achieved on all key secondary endpoints, including objective response rate (ORR) and patient - report ed outcomes (PROs) ▪ Nirogacestat was generally well tolerated with a manageable safety profile – The majority of women of child - bearing potential had adverse events consistent with ovarian dysfunction – Other adverse events were generally consistent with previously reported data ▪ Additional data are expected to be presented at an upcoming medical conference in 2H 2022 Nirogacestat Achieved Primary and All Key Secondary Endpoints in Phase 3 DeFi Trial Note: Topline data from Phase 3 DeFi trial were announced 05/24/22. NDA filing for nirogacestat in desmoid tumors expected 2H 2022 Hazard Ratio (HR) P - value Progression - Free Survival (PFS) 0.29 (95% CI: 0.15, 0.55) < 0.001

21 ▪ Other therapeutic options for the treatment of desmoid tumors have the potential to impact ovarian function and/or embryo - fetal health, including: – Chemotherapy – Tyrosine kinase inhibitors – Radiation Putting Ovarian Dysfunction Into Context Note: MedDRA = Medical Dictionary for Regulatory Activities. (1) A disorder characterized by premature ovarian failure. Symptoms may include hot flashes, night sweats, mood swings, and a de crease in sex drive. Laboratory findings include elevated luteinizing hormone (LH) and follicle - stimulating hormone (FSH). What is ovarian dysfunction? How is ovarian dysfunction being evaluated in the DeFi trial? Is reproductive toxicity a concern for other desmoid tumor treatments? ▪ Ovarian dysfunction is a constellation of MedDRA preferred terms and includes: – Premature menopause (1) – Menopause – Ovarian failure – Amenorrhea ▪ DeFi data analysis for the affected participants will include (but is not limited to): – Baseline demographics – Prior therapies – Potential for resolution – Time to onset and duration of events – Concomitant medications – Dose modifications – Hormone levels – Hormone blockers

22 Next Steps for the DeFi Program Detailed study results expected to be presented at a medical conference and published in a peer - reviewed journal in 2H 2022 FDA NDA filing is projected for 2H 2022 ▪ Nirogacestat currently has Orphan Drug, Fast Track, and Breakthrough Therapy Designations ▪ FDA acknowledged that the nirogacestat NDA can be submitted under the Real - Time Oncology Review (RTOR) program – RTOR is an initiative of the FDA’s Oncology Center of Excellence that aims to provide a more efficient review process to ensu re that safe and effective treatments are available to patients as early as possible – Under the RTOR program, the FDA has access to clinical trial data before the information is formally submitted to the agency

Nirogacestat: Desmoid Tumor Commercial Opportunity Bhavesh Ashar, Chief Commercial Officer

24 We Are Eager to Serve the Desmoid Tumor Community

25 Real - World Perspectives Highlight the Significant Unmet Need Source: SWTX Qualitative Research with HCPs and patients. " I have done 3 amputations in the last 2 years. I would argue that these are not benign tumors!” – Surgical oncologist (sarcoma specialist) “This tumor is aggressive. I have seen these start in the toes and then recur in the ankle. After some time, it recurred in the calf and later in the knee. The next recurrence was in the upper thigh and finally, it showed up in the groin area.” – Radiation oncologist “I do these surgeries but I worry, 'Did I get it all ?' There are all kinds of risks with surgeries. There is loss of function, loss of mobility, and there can be potential amputation. – Surgical oncologist ( sarcoma specialist ) “This is a slow , long - term process. These patients are frustrated because there is no end; no well - defined treatment options. There is no resolution of any kind and they do not know what the future holds.” – Medical oncologist ( community ) “I am not able to physically move in my core area. Because of the scar tissue I am having issues with my bowel and food digestion. It has caused a few painful trips to the ER and hospital stays. The surgical area and scars are not nice to look at. The fear of 'what if ?' lingers in the back of my mind. What if more problems happen? What if it returns?” – Desmoid tumor patient “The most challenging aspect of my journey is not being able to fix it. There is no solution or resolution to this, and the possible treatments are all worse than the actual symptoms for now. I just have to live with it; It’s a weakness in my body that I cannot strengthen, control or overcome. That is, by far, the hardest thing to accept.” What if it returns?” – Desmoid tumor patient “I shouldn’t have agreed to surgery – I should have asked [my physician] to educate himself a bit more or to please refer me to someone that understood desmoid tumors better.” – Desmoid tumor patient “My doctor suggested we start with a targeted chemo first. There were so many side effects from this drug. I got so overwhelmed I told my oncologist I needed to stop , that my body was falling apart.” – Desmoid tumor patient Desmoid tumors are anything but benign – their morbidities are "malignant"

26 Building Blocks to Support a Substantial Market Opportunity Potential to be first and best in category             0HGLFDO2QFRORJLVWV  6XUJHRQV   RISK\VLFLDQV &RPSDUHVIDYRUDEO\    &RPSDUHVVLPLODUO\  &RPSDUHVXQIDYRUDEO\    1LURJDFHVWDW&RPSDUHGWR6RUDIHQLE  Substantial enthusiasm for nirogacestat profile High degree of physician awareness and engagement >70% of oncologists are aware of nirogacestat (3) in a survey of 100 US oncologists treating patients with desmoid tumors More than 90% of U.S. DeFi sites were registered SARC centers ~65% were NCCN centers Large prevalent population due to high recurrence rates 1,000 to 1,650 incident patients annually x Rigorously designed Phase 3 (progressing population, BICR) x Statistically significant improvement in PFS (HR = 0.29; P < 0.001) x Statistical significance on all key secondary endpoints, including ORR and PROs x Generally well - tolerated with a manageable safety profile x Evidence of long treatment durations in Phase 1 and Phase 2 trials with maturing Phase 3 data Estimated prevalence 3 - 7x incidence (2) in a nationwide Danish epidemiology study Up to 77% post - surgical recurrence reported in the literature and confirmed in real - world data sets (1) 5,500 to 7,000 US patients treated annually (1) Skubitz et al., Mayo Clin Proc , 2017; Easter DW, Halasz NA, Ann Surg , 1989. (2) White et al., DTRF Research Workshop , 2021. Given that desmoid tumor patients are predominantly an otherwise young and healthy population, annual prevalence was est imated as the number of newly incident desmoid tumor patients plus desmoid tumor patients from the Danish Sarcoma Database who had contact at a hospital in each calendar year divided by total populati on size of Denmark as of the end of that same calendar year. Prevalence - to - incidence ratio range from 2013 to 2016. (3) SWTX Primary Research, 2Q22; aided awareness. (4) Physicians were shown blinded profiles, including one commensurate with the efficacy and tolerability achieved in DeFi . Physicians were also shown sorafenib results from Gounder et al., NEJM , 2018. and asked how the Drug A profile compared. (5) “If drug A were currently available, how many of the [X] desmoid patients you currently treat or monitor would you recomm end transitioning from their therapies or monitoring regimen to drug A?” “Yes” includes all physicians with >0 patients.

27 DeFi endpoints are well aligned to the most important desmoid tumor treatment goals 60% 59% 51% 49% 48% 48% 47% 38% 34% 34% 32% 0% 10% 20% 30% 40% 50% 60% 70% Improvement in quality of life Durable response to treatment Avoiding severe outcomes of disease progression Durable stabilization of disease Improvement in function and/or mobility Reduction in tumor volume Improvement in pain Avoiding morbid surgery Avoiding long-term negative impacts from systemic therapy Improvement of non-pain related symptoms Organ preservation At diagnosis Desmoid Tumor Physician Treatment Goals are Driven by Efficacy, Durability and Patient QoL Source: SWTX Primary Research, 2Q22. N=100 Oncologists. % Selected as Top 5 Treatment Goals in Treating Adult Patients With Desmoid Tumors (N=100 oncologists) DeFi primary, secondary or exploratory endpoint Not a DeFi endpoint Legend

28 Therapy FDA Approval Status for DT Phase 3 Evidence Statistically Significant Improvement in PFS (Primary Endpoint) Statistically Significant Improvement in ORR (Secondary Endpoint) Statistically Significant Improvement in PROs/QoL (Secondary Endpoint) Female Reproductive Toxicity considerations Nirogacestat (completed Phase 3) NDA filing planned 2H22 Accepted under RTOR x Company - sponsored (N=142) 100% of patients progressing at enrollment per inclusion criteria, response and progression assessed by BICR x x x Yes Sorafenib (1)  x Investigator - sponsored (N=87) 38% of patients entering the study had a progressing desmoid tumor(s) x   Yes Imatinib (2)   NA NA NA Yes Pazopanib (3)   NA NA NA Yes Sunitinib (4)   NA NA NA Yes Chemotherapy (5)   NA NA NA Yes Existing Off - label Systemic Therapy Options Have Significant Limitations Sources: (1) Gounder et al., N Engl J Med , 2018; Nexavar USPI; Yildiz et al., Reprod Sci , 2015; (2) Christopoulos et al., N Engl J Med, 2008; Palassini et al., Cancer J , 2017; Salem et al., J Assist Reprod Genet, 2020; Salem et al., Sci Rep , 2019; (3) De Sanctis et al., Medicine, 2019; Toulmonde et al., Lancet Oncol, 2019; (4) Bernard et al., Plos One , 2016; (5) Palassini et al., Cancer J, 2017. Lack of systemic therapy with strong efficacy, improved quality of life and manageable safety profile has led to a fragmented treatment landscape; nirogacestat profile supports potential to become standard of care, if approved

29 5RXQGHG$YHUDJH 7., &KHPRWKHUDSHXWLFDJHQWV 6XUJHU\ )UHTXHQWO\    2FFDVLRQDOO\  ,QIUHTXHQWO\    1RWXVHG )UHTXHQF\ZLWK:KLFK3K\VLFLDQV&XUUHQWO\ 'LVFXVV7UHDWPHQW  5HODWHG)HUWLOLW\&RQFHUQV Female Reproductive Toxicity Concerns Are Expected to Impact Treatment Decisions for a Minority of Patients and Apply to All Current DT Treatments Note: DT: desmoid tumors; repro tox: reproductive toxicity. (1) Active desmoid tumor prevalent patients 5,500 - 7,000 (Mean = 6,250). Male DT patients represent 30 - 40% of prevalent patients. Per market research and KOL interviews, an estimated 20% of total patients are expected to have female reproductive toxicity concerns. On average, an estimated 70% of these patients will eventually require active treatment. (2) Medical oncologists (n=15) were asked, “On a scale from 1 - 7 where 1 is ‘never,’ 4 is ‘sometimes,’ and 7 is ‘always,’ how frequen tly do you currently discuss treatment - related fertility concerns with your female patients of child - bearing potential who are receiving the following treatment?” Physicians were asked about sorafenib, pazopanib, and imatinib separately and the res pon ses were aggregated to create a rounded TKI average. 0 2,500 5,000 7,500 Total Men Female patients without fertility concerns Female patients with fertility concerns who require or elect treatment Female patients with fertility concerns who don't require or elect treatment Prevalent US DT Patients DT Patients Without Female Repro Tox Concerns DT Patients With Female Repro Tox Concerns, Treated DT Patients With Female Repro Tox Concerns, Untreated Prevalent Female Patients with Reproductive Toxicity Concerns <10% (1) of Addressable DT Patients Are Expected to Forgo Treatment Due to Female Reproductive Toxicity Concerns All Current Therapies Pose Fertility Concerns That Physicians Routinely Discuss with DT Patients (2)

30 Launch Activities Rapidly Advancing to Ensure Successful Preparation of Market, Organization and Brand Preparing the Market Preparing the Brand Preparing the Organization Establishing deep understanding of the unmet needs and identifying opportunities to generate awareness, educate, and improve the journey of patients with desmoid tumors Hiring teams and developing cross - functional strategic, operational, and tactical plans; building scalable infrastructure Generating evidence, building the brand, and preparing to bring differentiated value to patients, HCPs, and payers x KOL engagement x Medical Education activities x Publication and Congresses x Advocacy group engagement Medical Affairs x Go - to - market strategy x KOL engagement x Disease State Education x Brand building Marketing x Payer engagement x Value story / dossier x Distribution model x Patient Support Strategy Market Access x Customer segmentation x Sales force sizing x Recruitment strategy Sales Systems and commercial infrastructure build on track and commercial supply secured

31 Summary of the Desmoid Tumor Opportunity ~ 1,000 – 1,650 incident/new cases, and large prevalent pool with ~5,500 – 7,000 patients actively receiving treatment annually in the U.S. Nirogacestat differentiated based on evidence of efficacy , manageable tolerability , QoL improvement and oral convenience, which supports potential for extended duration of treatment Awareness of nirogacestat is high and significant clinical experience at SARC and NCCN centers ; potential to be first FDA - approved therapy with IP protection through 2039 DT experts and guidelines moving away from surgery first due to invasive nature and high recurrence rates up to 77 % Propensity to treat is high with over 90% of US DT patients receiving an active intervention ; utilization of currently available therapies is fragmented due to treatment limitations

Nirogacestat : Additional Expansion Opportunity Badreddin Edris, PhD, Chief Operating Officer

Nirogacestat in Ovarian Granulosa Cell Tumors: Monotherapy Expansion Opportunity in Rare Ovarian Cancer with Significant Unmet Need 33 ▪ No currently approved therapies and limited treatment options ▪ Surgery is mainstay of treatment, but ~40% of patients experience recurrence ▪ Systemic therapies (e.g., chemo, bevacizumab, paclitaxel and carboplatin) have shown limited benefit and tolerability ▪ Ovarian granulosa cell tumors (OvGCT) are a rare ovarian cancer subtype that are usually slow - growing and have limited impact on mortality, resulting in a large prevalent patient population ▪ OvGCT are most commonly diagnosed in women during the perimenopausal / early postmenopausal period (median diagnosis age of 50 years) ▪ Patients typically present with abdominal pain and abnormal or postmenopausal bleeding alongside a large pelvic or abdominal mass ▪ Recurrences can occur late, thereby requiring long - term surveillance and intervention to avoid bulky disease that is resistant to therapy ▪ OvGCT accounts for ~5% of all ovarian cancers ▪ Estimated US incidence of 1,500 - 2,000 per year with a significant pool of prevalent patients of ~10,000 - 15,000 Disease Characteristics Nirogacestat has the potential to be the first targeted therapy for OvGCT patients Source: Dridi et al., Int J Surg Oncol , 2018; SEER.

34 Gamma Secretase Inhibitors Could Address Need for Targeted Therapy Options in OvGCT OvGCT are potentially susceptible to gamma secretase inhibition due to mutations in FOXL2 Threshold for inclusion in NCCN guidelines likely to be low given precedents and limited therapeutic options ▪ Modest activity in clinical studies has been observed for single agents and combination regimens to date ▪ Single arm trials with published data have been sufficient to support inclusion of regimens in NCCN Guidelines ▪ Select benchmark data from completed OvGCT trials: Note: GSI: gamma secretase inhibitor ; NCCN: National Comprehensive Cancer Network; OvGCT : ovarian granulosa cell tumor ; ORR: objective response rate; PFS: progression - free survival . Sources: Li et al., Journal of Ovarian Research , 2018; Irusta et al., Biol Reprod , 2013; Ray - Coquard et al., JAMA Oncol , 2020; Brown et al., Cancer , 2014. Single agent bevacizumab Single agent paclitaxel vs. Paclitaxel + bevacizumab Study Ph 2 single arm study N = 36 Ph 2 ALIENOR/ENGOT - ov7 randomized trial (n = 60) Paclitaxel N = 32 Bev + paclitaxel N = 28 ORR 17% 23% 44% mPFS 9.3 mo 14.9 mo 14.7 mo >97% of OvGCT are driven by C124W mutation in FOXL2 , a transcription factor required for development and function of granulosa cells Mutant FOXL2 alters multiple signaling pathways and gene expression of granulosa cells related to proliferation and apoptosis Notch signaling has been shown to block apoptosis and increase proliferation of OvGCT cells Preclinically, GSIs have been able to address the fundamental driver mutation in this tumor type

35 ▪ Preliminary market research survey conducted to assess practice demographics and current treatment practices and to gather feedback on physician need for new treatments for OvGCT – Responses were collected from 31 physicians, including OB - GYNs, gynecologic oncologists, gynecologic surgeons and medical oncologists, with practices covering the academic and community settings – On average, each of these physicians currently treats ~5 OvGCT patients, with ~15 patients treated per physician in the last 5 years ▪ Key insights relating to perceived unmet need and current limitations of existing treatments noted by physicians include: – Need for options in the post - surgical recurrent setting, placing emphasis on long - term control after first recurrence and reduci ng recurrence rate – Need for late - line options that do not involve surgery – Improvements in screening with better diagnosis, predictive testing for stage and risk of recurrence as well as non - invasive scr eening options Emerging Insights From OvGCT Physician Market Research Note: OvGCT: ovarian granulosa cell tumor. Source: SpringWorks market research. “There are no good options for patients after relapsed disease. Surgical and radiation options are quite poor. Systemic therapy is very much needed.” – Gynecological Medical Oncologist “An oral option for treatment allows for greater access to care. Many patients will review an oral treatment favorably as compared to an IV.” – Gynecologic Surgeon

36 Phase 2 Study of Nirogacestat in Recurrent Ovarian Granulosa Cell Tumors Note: BID: twice daily; IND: investigational new drug. PHASE 2 Trial Summary ▪ Single - arm open label study to determine the efficacy, tolerability, safety, and pharmacokinetics of nirogacestat for the treatment of recurrent OvGCT ▪ Expected enrollment of ~ 40 patients ‒ Principal Investigator : Dr. Panagiotis Konstantinopoulos at Dana - Farber Cancer Institute ▪ IND cleared in December 2021 Summary of Endpoints ▪ Primary Endpoint: Objective response rate by RECIST 1.1 ▪ Secondary Endpoints: Progression - free survival, overall survival, duration of response, safety and tolerability, and quality of life assessments Nirogacestat 150 mg BID Assess for response every 2 months Safety follow - up (30 days) Recurrent Ovarian Granulosa Cell Tumors & ≥ one line of systemic therapy Eligible Patients First site activation anticipated in June 2022

Nirogacestat: BCMA Combination Therapy Development Mike Burgess, MBChB, PhD, Head of Research and Development

Nirogacestat in Multiple Myeloma: A Potentially Best - in - Class Combination Backbone for BCMA - Directed Therapies 38 Nirogacestat is positioned to be a potential cornerstone of BCMA combination therapy ▪ Combination use being investigated across all BCMA - targeted therapy modalities ▪ Potential for use alongside SoC MM therapies across lines of treatment ▪ Gamma secretase directly cleaves membrane BCMA, a clinically validated multiple myeloma target across modalities (ADC, CAR T, mAb , bispecific) ▪ Emerging clinical data and strong preclinical synergy support combining gamma secretase inhibitors across BCMA modalities ▪ Pursuing broad collaboration strategy with leading BCMA therapy developers to generate a diverse dataset to position nirogacestat as the “go - to” GSI for MM ▪ ~40,000 multiple myeloma patients receiving 1L and 2L therapy annually in the US (1) ▪ ~15,000 relapsed/refractory multiple myeloma patients receiving 3L+ therapy annually in the US (1) Rationale and Development Strategy Note: ADC: antibody - drug conjugate; CAR T: chimeric antigen receptor T - cell; BCMA: B - cell maturation antigen; GSI: gamma secreta se inhibitor; mAb : monoclonal antibody; MM: multiple myeloma; SoC: standard of care. Source: (1) Siegel et al., Cancer Statistics , 2022; DRG market research.

39 ▪ Multiple myeloma represents the 3rd largest oncology revenue opportunity despite having a lower 5 - year prevalence than solid tumors including breast, prostate, lung, and colorectal – Opportunity driven by long durations of therapy, particularly in early lines – First - and second - line drug sales account for ~75% of total market ▪ Combination regimens are utilized across lines of therapy to achieve the longest durations of PFS by addressing the polyclona l nature of the disease ▪ Over 70% of MM is treated in the community setting – adoption requires strong efficacy, tolerability and relative convenience – BCMA therapies are poised to become a new SoC, but broad uptake in community settings may be challenging due to current profi les > ADCs: ocular toxicity (keratopathy) > Bispecifics and CAR - Ts: cytokine release syndrome, neurotoxicity, neutropenia, conditioning regimens, extended hospitalizations ▪ Clinical development in myeloma typically begins with monotherapy treatment in RRMM before advancing in combination with SoC in first - and second - line settings Multiple Myeloma is a Large and Evolving Market Note: MM: multiple myeloma; PFS: progression - free survival; RRMM: relapsed/refractory multiple myeloma; SoC: standard of care. Sources: Braunlin et al., Leukemia and Lymphoma , 2021; Facon et al., Lancet Oncology, 2021; Decision Resources Market Forecast Dashboard, 2021; IQVIA. Nirogacestat has the potential to improve the benefit - risk profile of each type of BCMA modality and foster earlier and broader adoption

40 Eight Clinical Collaborations Ongoing Covering All Key BCMA Therapeutic Modalities Collaborator Program Modality Collaboration Signed Current Status ADC Bispecific CAR - T mAb BLENREP (belantamab mafodotin) x June 2019 Advanced into randomized Phase 2 trial ALLO - 715 x January 2020 Phase 1 trial ongoing Teclistamab x September 2020 Phase 1 trial ongoing PBCAR269A x September 2020 Phase 1 trial ongoing Elranatamab x October 2020 Phase 1b/2 trial ongoing SEA - BCMA x June 2021 Phase 1 trial planned ABBV - 383 x December 2021 Phase 1b trial planned REGN5458 x April 2022 Phase 1b trial planned Expecting additional clinical data releases for BCMA collaboration trials in 2022

41 SpringWorks is Leading the Mechanistic Understanding and Clinical Development of GSI + BCMA in Multiple Myeloma Note: GSI: gamma secretase inhibitor.

42 Nirogacestat Has Been Validated Preclinically in Combination with BCMA Therapies Across All Key Modalities Sources: (1) Eastman et al., ASH , 2019; (2) Karwacz et al., AACR , 2020; (3) Balakumaran , A. et al., “Combination therapies of chimeric antigen receptors targeting B - cell maturation antigen and gamma secretase inhibi tors”, World patent WO2021146604A1, July 2021; (4) Yu et al., EHA , 2021. BCMA ADC (1) BCMA CAR - T (3) BCMA - CD3 Bispecific (2) BCMA mAb (4) B C 3 C A 4 6 L P 1 H S 4 4 5 1 A 2 H S S U L T A N L 3 6 3 S K 0 0 7 R P M I 8 2 2 6 A R H 7 7 H U N S 1 S T 4 8 6 J V M 3 C E S S B D C M G A 1 0 J J N 3 N A M A L W A E B 2 D O H H 2 B C 2 D A U D I H H H T J I Y O Y E M C 1 1 6 M H H P R E B 1 M O L P 8 P 3 H R 1 R A J I R E C 1 R L S C 1 S U D H L 5 T O L E D O 0.1 1 10 100 1000 10000 CELL LINES E C 5 0 F O L D - S H I F T + GSI - GSI Nirogacestat ( nM ) Nirogacestat ( nM ) A549 (negative control lung cancer cell line) MM1S (BCMA+ multiple myeloma cell line)

43 Gamma Secretase Inhibition Shown to Increase Membrane BCMA in Multiple Myeloma Patients Source: Cowan et al., ASH , 2019. Note: GSI (gamma secretase inhibitor ) data shown from crenigacestat . Median BCMA Expression Post GSI is 99% (96 - 100%) Median 20 - Fold Increase in BCMA Surface Density (8 - 157 - fold) 3 doses of GSI (JSMD194/ Crenigacestat ) over 1 week led to substantial increases in BCMA positive cells and BCMA cell surface density on myeloma cells from patient bone marrow aspirates

44 With Longer Follow - up and More Patients, GSI Demonstrated Consistent Ability to Increase BCMA Receptor Density Source: Cowan et al., ASH , 2021. Note: GSI (gamma secretase inhibitor ) data shown from crenigacestat . BCMA Ab Binding Capacity (ABC) Patient GSI (JSMD194/ Crenigacestat ) treatment shown to reproducibly increase BCMA cell surface density on myeloma cells from patient bone marrow aspirates

45 Preliminary Clinical Data Demonstrate That Nirogacestat Treatment Can Lead to Profound Expansion of BCMA CAR - T Cells in Relapsed/Refractory Multiple Myeloma Patients Note: DL: dose level. Source: Precision BioSciences investor materials (presented 12/11/21); preliminary data from ongoing Precision - sponsored trial (NCT04171843). S c r e e n D a y 0 D a y 1 D a y 3 D a y 7 D a y 1 0 D a y 1 4 D a y 2 1 D a y 2 8 D a y 4 2 D a y 6 0 0 50 100 150 200 500 1000 1500 2000 2000 4000 6000 8000 10000 Sample day (post-CAR T) C A R T c e l l s / m l Cohort A, DL2 n = 3 Cohort A, DL4 n = 3 Cohort B, DL2 n = 5 ▪ Cohort A, DL2: 2.0 x 10 6 cells/kg ▪ Cohort A, DL4: 960 x 10 6 cells (flat dose) ▪ Cohort B, DL2: 2.0 x 10 6 cells/kg + nirogacestat When combined with nirogacestat, a low dose of allogeneic BCMA CAR - T cells (PBCAR269A) achieved a similar level of expansion and persistence as a 7 - fold higher dose of CAR - T cells administered as a monotherapy BCMA CAR - T Nirogacestat (Day - 3 to Day 60)

46 ▪ BLENREP RRMM approval study (DREAMM - 2) utilized 2.5 mg/kg Q3W monotherapy dose and schedule, resulting in deep and durable responses in a triple - class refractory population with a 31% ORR (1) ▪ In DREAMM - 2, a 44.5% Grade 3/4 keratopathy rate using KVA scale was observed – keratopathy leading to dose modification in DREAMM - 2: dosage interruption (47%), dose reduction (23%) and permanent discontinuation (2.1%) (1) BLENREP was approved in relapsed/refractory multiple myeloma (RRMM) in 2020 ▪ Low - dose BLENREP (0.95 mg/kg Q3W) not expected to be clinically active based on DREAMM - 1 study (2/29 objective responses at ≤ 2.5 mg/kg Q3W BLENREP) (2) ▪ “The idea of using gamma secretase inhibition to increase expression of BCMA on the plasma cells to further optimize the regimen by reducing the dose , which hopefully, will maintain efficacy and potentially reduce ocular [toxicity] ...” – GSK 1Q22 Earnings Call (01/27/22) BCMA potentiation via nirogacestat may preserve efficacy of low - dose BLENREP while reducing ocular toxicity Most Advanced Nirogacestat BCMA Combination Is With Low - dose BLENREP (ADC) Note: KVA Scale: Keratopathy and Visual Acuity Scale; ORR: objective response rate; Q3W: once every 3 weeks; REMS: Risk Evalu ati on and Mitigation Strategy; RRMM: relapsed/refractory multiple myeloma. (1) BLENREP USPI. (2) Trudel et al., Lancet Oncology , 2018.

47 Initial Low - dose BLENREP + Nirogacestat DREAMM - 5 Cohort Has Advanced to Randomized Phase 2 Expansion Cohort Note: SoC = standard of care. Additional sub - studies with standard - of - care agents expected to commence dosing mid - year Combination (n = 35 ) 0.95 mg/kg BLENREP Q3W + 100 mg BID nirogacestat Monotherapy (n = 35 ) 2.5 mg/kg BLENREP Q3W Phase 1 Dose Exploration Cohort 1 (n = 10) 0.95 mg/kg BLENREP Q3W + 100 mg BID nirogacestat Additional Cohorts: BLENREP + nirogacestat Phase 2 Randomized Cohort Expansion VS. Potential for other cohorts to be expanded to further optimize efficacy/safety profile BLENREP + nirogacestat + pomalidomide + dexamethasone Additional Sub - studies with SoC Agents June 2020: Phase 1 Commenced October 2021: Randomized Phase 2 Expansion and Additional Sub - studies Announced BLENREP + nirogacestat + lenalidomide + dexamethasone

48 Interim Data from DREAMM - 5 Study Evaluating Nirogacestat in Combination with Low - dose BLENREP vs. BLENREP Monotherapy Presented at ASCO 2022 Note: CE: Cohort Expansion; DE: Dose Exploration; BID: twice daily. Source: Lonial et al., ASCO , 2022. Patient Characteristics 2.5 mg/kg BLENREP CE (N = 14) 0.95 mg/kg BLENREP + 100 mg BID Niro gacestat CE (N = 14) 0.95 mg/kg BLENREP + 100 mg BID Nirogacestat DE (N = 10) High - risk cytogenetics 6 (43) 7 (50) 8 (80) Extramedullary Disease Yes No 1 (7) 13 (93) 4 (29) 10 (71) 2 (20) 8 (80) Autologous stem cell transplant Yes No 9 (64) 5 (36) 10 (71) 4 (29) 9 (90) 1 (10) Prior lines of therapy, median (min – max) 4.5 (3 – 7) 4.5 (3 – 10) 4.5 (3 – 10)

49 No Significant Difference Noted in Grade ≥ 3 Non - Ocular AEs Between Combination and BLENREP Monotherapy at Interim Analysis Note: Five patient deaths were also reported on study, all unrelated to study treatment. Source: Lonial et al., ASCO , 2022. Drug - Related Grade ≥3 Adverse Events by System Organ Class and Preferred Term 2.5 mg/kg BLENREP CE (N = 14) 0.95 mg/kg BLENREP + 100 mg BID Ni rogacestat CE (N = 14) 0.95 mg/kg BLENREP + 100 mg BID Nirogacestat DE (N = 10) Blood and Lymphatic 2 (14) 4 (29) 3 (30) Thrombocytopenia 2 (14) 3 (21) 2 (20) Febrile neutropenia 1 (7) 1 (7) 1 (10) Gastrointestinal 1 (7) 3 (21) 1 (10) Diarrhea 1 (7) 2 (14) 1 (10) Upper abdominal pain - 1 (7) - Investigations 3 (21) 2 (14) - Blood magnesium decrease - - - AST increase 1 (7) - - Platelet count decrease 2 (14) 1 (7) - Blood urea increase - 1 (7) - General and administration site conditions - - - Metabolism and nutrition - 1 (7) 1 (10) Hypophosphatemia - 1 (7) 1 (10) Injury and procedural complications 1 (7) - 2 (20) Infusion Related Reaction 1 (7) - 2 (20) Renal and urinary - 1 (7) - Proteinuria - 1 (7) - Respiratory, thoracic and mediastinal 1 (7) - - Pulmonary embolism 1 (7) - - Musculoskeletal and connective tissue - - -

50 Reduction in Ocular Adverse Events Observed with Combination Versus BLENREP Monotherapy at Interim Analysis Note: CE: Cohort Expansion; DE: Dose Exploration; BID: twice daily; CTCAE: common terminology criteria for adverse events; KV A: keratopathy and visual acuity. Note: BLENREP + niro combination DE cohort N=10 was fully enrolled prior to the opening of the CE cohort. CE cohorts (total N=28) were concurrentl y randomized. (1) 5 of the 6 patients who experienced an ocular event of any grade by the CTCAE5 scale had a KVA event of any grade. Source: Lonial et al., ASCO , 2022. 2.5 mg/kg BLENREP CE (N = 14) 0.95 mg/kg BLENREP + 100 mg BID Niro gacestat CE (N = 14) 0.95 mg/kg BLENREP + 100 mg BID Niro gacestat DE (N = 10) Grading Methodology KVA KVA CTCAEv5 Number of Subjects with Any Ocular Event 12 (86%) 7 (50%) 6 (60%) Grade 1 0 4 (29%) 2 (20%) Grade 2 5 (36%) 2 (14%) 2 (20%) Grade 3 7 (50%) 1 (7%) 2 (20%) Grade 4 0 0 0 Median (range) number of treatment cycles 2.0 (1 - 5) 4.0 (1 - 9) 8.5 (1 - 29) Median (range) follow - up duration (weeks) 12.0 (3 – 22) 12.0 (3 – 24) 34.5 (5 – 88)

51 Emerging Efficacy Profile of Low - dose BLENREP in Combination with Nirogacestat Note: PR: partial response; VGPR: very good partial response; BID: twice daily; CE: cohort expansion, DE: dose exploration; Q 3W: once every 3 weeks. Source: Lonial et al., ASCO , 2022. 21% 17% CE: 2.5mg/kg Q3W Blenrep (n=14) CE + DE: 0.95mg/kg Q3W Blenrep + 100 mg BID niro (n=24) PR VGPR 50% 38 % Objective Response Rate (ORR) ▪ Comparable efficacy with nirogacestat + low - dose BLENREP vs. monotherapy BLENREP Onset and Duration of Response In Responders (6/10) from the DE Cohort ▪ More mature data on profile of response to be presented at future congress, including data on complete CE cohorts (n=70) Nirogacestat and low - dose BLENREP combination may provide an attractive benefit - risk profile compared to BLENREP monotherapy at approved dose given a reduced incidence of Grade 3 ocular toxicity while maintaining comparable efficacy PR PR VGPR PR PR PR Remains Ongoing VGPR

52 Nirogacestat May Help Open the Path for BLENREP in Earlier Treatment Lines Note: MRD: minimal residual disease; NDMM: newly diagnosed multiple myeloma; ORR: objective response rate; PFS: progression - free survival; POC: proof of concept; RRMM: relapsed/refractory multiple myeloma; SoC: standard of care; VGPR: very good partial response. Sources: (1) Lonial et al., Lancet , 2016; (2) Dimopoulos et al., NEJM , 2016; (3) Usmani et al., ASH , 2021. ▪ BLENREP evaluated in combination with bortezomib, lenalidomide, and dexamethasone ( VRd ) regimen in transplant - ineligible newly diagnosed MM patients at variety of doses and schedules (3) ▪ On interim analysis (n=36 patients), 83 - 100% ORR with significant VGPR rate reported, demonstrating proof of concept for additiv e efficacy of BLENREP in first - line patients ▪ Grade 3 ocular toxicity rate of 33 - 83% reported based on various doses and schedules evaluated BLENREP has demonstrated increased response rate when combined with SoC Precedents support move from RRMM to NDMM ▪ Daratumumab demonstrated 29.2% single - agent ORR (12.2% VGPR or better) in the SIRIUS study (1) and subsequently significantly enhanced activity in combination with SoC (92.9% ORR with improved MRD and PFS) in the POLLUX study (2) in RRMM ▪ SoC improvement in RRMM preceded evaluation and ultimate approval of daratumumab in earlier - line treatment Preservation of BLENREP monotherapy efficacy with significantly improved ocular safety profile in RRMM could support broader development in combination with SoC agents across lines of therapy

53 ▪ DREAMM - 5 Randomized Cohort Expansion (Phase 2): Updated data on additional patients with longer follow - up expected in 2H22 ▪ DREAMM - 5 Sub - studies: Enrollment to be initiated mid - year in cohorts combining low - dose BLENREP and nirogacestat with lenalidomide/dexamethasone and with pomalidomide/dexamethasone to support potential development in earlier lines of therapy Additional Data Readouts and Trial Starts Anticipated in 2022 Across Several BCMA Collaboration Programs BCMA - targeted therapies are positioned to become a cornerstone of MM treatment – n irogacestat has potential to enhance ris k/benefit profile across agents and lines of therapy Nirogacestat evaluation in combination with BLENREP alone and in combination with standard of care agents ▪ BCMA - CD3 bispecific antibodies: 2 clinical trials ongoing, 2 planned ▪ BCMA allogeneic CAR T - cell therapies: 2 clinical trials ongoing ▪ BCMA monoclonal antibody: 1 study planned Nirogacestat evaluation in combination with other BCMA - targeted therapeutic modalities

Program Break: 5 Minutes

Mirdametinib

56 Note: NF1 - PN: Neurofibromatosis type 1 - associated plexiform neurofibroma; DDI: drug - drug interaction. Pediatric and Adult NF1 - PN Patients Enrolled on ReNeu Clinical Trials Ongoing or On Track for 2022 Initiation: US Composition of Matter Patent Protection: ▪ Mirdametinib is an investigational oral, allosteric MEK1/2 inhibitor with over 10 years of clinical experience ▪ Granted Orphan Drug Designation for NF1 by FDA and European Commission and Fast Track Designation for NF1 - PN by FDA ▪ Ongoing Phase 2b ReNeu trial in NF1 - PN is fully enrolled; NF1 is one of the largest genetic tumor predisposition syndromes with ~100k patients in the US today ▪ Compound potency, optimized dose/schedule, lack of food effect, limited DDI potential, and CNS exposure may allow for potentially differentiated development settings ▪ Monotherapy and combination studies ongoing in NF1 - PN, low - grade glioma, breast cancer, RAS/RAF - mutated solid tumors and other indications 114 2041 5 Mirdametinib: Potent and Selective MEK Inhibitor With Differentiated Safety Profile

57 Biomarker - Guided Pipeline - in - a - Molecule Development Strategy for Mirdametinib Sources: (1) Estimates are rounded and based on incidence reported by American Cancer Society Cancer Facts & Figures 2021 (US ) a nd other sources as noted. (2) Rasmussen et al., Am J Epidemiol ., 2000; Ferner et al., J Med Genet. , 2007; 2020 U.S. Census data. (3) Includes KRAS - mutant NSCLC and NRAS - mutant melanoma among other indications. Westcott et al., Chin J Cancer , 2013; Munoz - Couselo et al., Onco Targets Ther , 2017. (4) Ostrom et al., Neuro Oncol , 2020. Note addressable population includes prevalent population in addition to incident patients. (5) Razavi et al., Cancer Cell , 2018. (6) Hanrahan et al., Cancer Research , 2020. Mirdametinib has a potential total addressable population of 150,000+ patients annually and data are expected across studies in 2022 Indication Development Approach Preclinical Phase 1 Phase 2 Phase 3 Collaborator(s) Potential Annual Patient Population (1) Biomarker(s) NF1 - PN Monotherapy ~40,000 (2) NF1 MAPK Mutant Solid Tumors + Lifirafenib (Pan - RAF inhibitor) 70,000+ (3) RAS, RAF + BGB - 3245 (RAF dimer inhibitor) Pediatric Low - Grade Gliomas Monotherapy ~15,000 (4) MAPK Mutations ER+ Metastatic Breast Cancer + Fulvestrant (SERD) ~12,000 (5) NF1 and Other MAPK Mutations MEK 1/2 Mutant Solid Tumors Monotherapy ~12,500 (6) MEK1/2 Mutations

Mirdametinib: NF1 - PN L. Mary Smith, PhD, Chief Development Officer

59 Plexiform Neurofibromas Are Painful, Disfiguring Tumors That Grow Along Peripheral Nerve Sheaths 59 Kendall NF1 Patient ▪ MEK inhibitors are a validated class for NF1 - PN treatment ▪ Surgical resection is challenging due to the infiltrative tumor growth pattern along nerves and can lead to permanent nerve damage and disfigurement ▪ NF1 - associated plexiform neurofibromas (NF1 - PN) patients present with significant morbidities ▪ NF1 mutations cause loss of neurofibromin, a key MAPK pathway repressor, leading to uncontrolled tumor growth across the body ▪ NF1 - PN grow along nerves and can lead to extreme pain and disfigurement ▪ NF1 patients can experience neurocognitive deficits and developmental delays Source: Kim et al., Sarcoma , 2017. ▪ ~100,000 patients living with NF1 in the US ▪ NF1 patients have a ~30 - 50% lifetime risk of developing NF1 - PN Disease Characteristics

60 Note: BID: twice daily; PN: plexiform neurofibroma. Trial Summary ▪ Study fully enrolled with 114 patients in 2 cohorts (pediatric, adult participants) across ~50 sites in the US ▪ 2 mg/m 2 BID dosing with intermittent course (4 - week cycles of 3 weeks on, 1 week off) for up to 24 cycles – Maximum dose of 4 mg BID – Treatment duration designed to evaluate longer - term benefit of mirdametinib in NF1 - PN Study Endpoints ▪ Primary Endpoint: Objective response rate (≥20% reduction in tumor volume) – Blinded Independent Central Review (BICR) used for tumor assessments ▪ Secondary and Exploratory Endpoints: Safety and tolerability, duration of response, quality of life, and physical functioning assessments Adult cohort fully enrolled in August 2021 and pediatric cohort fully enrolled in December 2021 Mirdametinib 2 mg/m 2 BID 3 weeks on / 1 week off Up to 24 cycles Long - term extension Cohort 1 2 – 17 years old Cohort 2 ≥18 years old PN causing significant morbidity Eligible Patients PHASE 2B PHASE 2 Potentially Registrational Pediatric and Adult Phase 2b ReNeu Trial is Fully Enrolled

61 ▪ Mirdametinib has the potential to benefit a broader set of NF1 - PN patients – MEK inhibitors are a proven therapeutic approach for NF1 - PN – NF1 - PN is rapidly emerging as a validated commercial market – No currently approved treatment for the adult NF1 - PN population – Potential for approval of a pediatric formulation as well as the potential for a label which allows for dosing of mirdametini b w ithout regard to food/drug effect may greatly decrease patient burden and increase access to therapy ▪ ReNeu study fully enrolled – 56 participants enrolled in the pediatric cohort and 58 participants enrolled in the adult cohort – Participants completing 24 cycles of treatment have entered the long - term extension phase of the study ▪ Regulatory status – Planned 2022 FDA interactions to align on data expectations and path to regulatory approval Mirdametinib NF1 - PN Program Highlights

Mirdametinib: Additional Expansion Opportunities Jim Cassidy, MD, PhD, Chief Medical Officer

63 Phase 2 Trial in Pediatric Low - Grade Glioma Provides Additional Expansion Opportunity for Mirdametinib Note: BID: twice daily; ISPNO: International Symposium on Pediatric Neuro - Oncology; LGG: low - grade glioma; RP2D: recommended Pha se 2 dose. Summary of Endpoints ▪ Primary Endpoint: Objective response rate ▪ Secondary Endpoints: Safety and tolerability, duration of response, and quality of life assessments Manageable safety profile and blood - brain barrier penetration properties set the stage for a potential best - in - class profile for pediatric low - grade gliomas – initial data to be presented at ISPNO on June 13 and 14 PHASE 1 PHASE 2 Safety follow - up (28 days) Cohort 1: Newly Diagnosed or Untreated (except surgery) Cohort 3: Progressive or Recurrent (with previous MEKi exposure) Pediatric progressive or recurrent LGG (no previous MEKi exposure) Eligible Patients Cohort 2: Progressive or Recurrent (no MEKi exposure) Mirdametinib dose - finding to determine RP2D 2 - 4 mg/m 2 BID continuous Phase 1 Phase 2 Trial Summary ▪ Open - label, multi - center study evaluating single agent mirdametinib, a brain penetrant MEK 1/2 inhibitor, in pediatric low - grade gliomas ▪ Recommended dose from Phase 1 dose - finding/dose - escalation study will be used (2 - 4 mg/m 2 , BID continuous)

64 Mirdametinib : MEK Inhibitors Can Potentially Address Endocrine Therapy Resistance Due to MAPK Mutations in ER+ Breast Cancer Note: B: buparlisib (PI3K inhibitor); BC: breast cancer; F: fulvestrant ; LoF : loss of function; mBC : metastatic breast cancer; S: selumetinib (MEK inhibitor); SoC: standard of care; V: vehicle. Source: Sokol et al., ESMO , 2019; Zheng et al., Cancer Cell, 2020. ▪ MAPK mutations in ER+ mBC cells can lead to fulvestrant resistance, which can be reversed with MEK inhibition ▪ ~25% of ER+ mBC patients progress on endocrine therapy ▪ NF1 deficiency has been shown to enhance ER transcriptional activity leading to hormone resistance – Up to 15% of mBC harbor MAPK pathway mutations, including NF1 LoF MEKi + Fulvestrant Modulates ER and MAPK Signaling NF1 - Deficient ER+ BC PDX: Durable Tumor Growth Inhibition with MEKi + Fulvestrant Phase 1 trial ongoing for mirdametinib + fulvestrant in ER+ breast cancer patients with MAPK - mediated resistance

65 Mirdametinib: Activity Demonstrated in Preclinical Models Driven by Activating Mutations in MEK1 and MEK2 Source: Gao et al., Cancer Discovery, 2018; Hanrahan et al., Cancer Research, 2020. ▪ Mirdametinib shows potent preclinical activity against Class 1 and Class 2 mutations in MEK1 and MEK2 ▪ MEK1 and MEK2 have been validated as oncogenic targets with mutations present in ~2% of solid tumors ▪ Clinical case reports with allosteric MEK inhibitors also support utility of mirdametinib in tumors driven by MEK mutations Class 1 (RAF - dependent) Class 2 (RAF - regulated) Class 3 (RAF - independent) Mirdametinib MEK 1/2 Mutants Occur Across Tumor Types Class 1 and 2 MEK Mutants Are Sensitive to Mirdametinib in vitro Phase 1 trial ongoing for mirdametinib in patients with MEK1/2 - mutant solid tumors

66 Building on Mirdametinib’s Potential Best - In - Class Profile, We Developed Our MAPK Targeted Portfolio with Complementary Combination Opportunities in Collaboration with BeiGene Demonstrated activity and tolerability of vertical MAPK pathway inhibition in RAS and RAF mutant solid tumors with mirdametinib + lifirafenib combination Completed additional equity investment in MapKure joint venture to enable expanded focus and development Defined priority tumor types and mutations for next stage of clinical development across MAPK portfolio Commenced first - in - human study of BGB - 3245 and demonstrated tolerability and monotherapy clinical activity in tumor types of interest Key Accomplishments from BeiGene Collaborations: x x x x

67 Mirdametinib + Lifirafenib : Combination Synergy Demonstrated Across RAS Mutant Preclinical Models Informed Phase 1 Study Design Sources: Desai et al., J Clin Oncol , 2020; Tang et al., Mol Cancer Ther , 2015; Yuan et al., Molecular Oncology , 2020; Yuan et al., AACR, 2020. Preclinical synergy demonstrated with mirdametinib and lifirafenib in vitro across RAS mutations and in vivo at clinically relevant doses NSCLC Cell Line RAS Mutation Max EC 50 shift with mirdametinib combo Calu - 6 K - RAS Q61K 59 fold ↓ SW1573 K - RAS G12C 97 fold ↓ NCI - H23 K - RAS G12C 22 fold ↓ NCI - H2122 K - RAS G12C 21 fold ↓ NCI - H358 K - RAS G12C 18 fold ↓ Calu - 1 K - RAS G12C No shift Sk - Lu - 1 K - RAS G12D 32 fold ↓ A549 K - RAS G12S 11 fold ↓ NCI - H1299 N - RAS Q61K 16 fold ↓ Mirdametinib + Lifirafenib In Vivo Activity (NCI - H358) Vehicle Lifi 2.5 mpk Mirda 1.5 mpk Lifi 2.5 mpk + Mirda 1.5 mpk 0 5 10 15 20 100 200 300 400 NCI-H358 Days of Treatment M e a n T u m o r V o l u m e ( m m 3  S E M ) G1: Vehicle G2: BGB-283 2.5 mg/kg PD-901 1.5 mg/kg G7: BGB-283 2.5 mg/kg + PD-901 1.5 mg/kg 0 0 3 9

68 Diverse Group of Solid Tumor Patients with MAPK Activating Mutations Enrolled in Dose Escalation Cohort of the Mirdametinib and Lifirafenib Study As of 11/05/21 Note: Data are preliminary, investigator assessed, and have not been centrally reviewed; response data as of 11/05/21. Baseline Characteristics Overall, n (%) Patients treated Still on Treatment 35 (100) 13 (37.1) Sex Male Female 9 (25.7) 26 (74.3) Age Mean Median (Range) 58.3 60 (22 - 78) Cancer stage at entry III IV 5 (14.3) 30 (85.7) Baseline Characteristics Overall, n (%) Prior systemic cancer regimens Median (Range) 3 (1 - 9) ECOG status at entry 0 1 24 (68.6) 11 (31.4) Location of Tumor Gynecological Gastrointestinal Lung Other 21 (60.0) 9 (25.7) 2 (5.7) 3 (8.6) Mutation Status RAS RAF NF1 22 (62.9) 11 (31.4) 2 (5.7)

69 Mirdametinib + Lifirafenib: Clinical Efficacy Observed During Dose Escalation As of 11/05/21 CR: complete response; CRC: colorectal cancer; HGSOC: high - grade serous ovarian carcinoma; LGSOC: low - grade serous ovarian carci noma; MPNST: malignant peripheral nerve sheath tumor; PD: progressive disease; PR: partial response; SD: stable disease. Note: Data are preliminary, investigator assessed, and have not been centrally reviewed; response data as of 11/05/21. PD PD PD NE SD PD PD SD PD SD SD PD PD SD PD SD SD SD SD PD SD SD SD PR PR PR PR PR PR PR PR PR CR KRAS G12D NRAS Q61R KRAS Q61H NF1 mut BRAF V600E KRAS G12D BRAF V600E KRAS G13D KRAS RAF1 S257L KRAS G12A BRAF L59V KRAS G12D KRAS G12D NRAS G12V BRAF V600E KRAS G12A KRAS G12S BRAF V600E NF1 mut KRAS mis - sense (ex.4) RAS A mut KRAS G12D NRAS Q61R BRAF ZC3HA v1 KRAS G12V KRAS G12D BRAF V600E BRAF V600E KRAS G12V KRAS G12D BRAF V600E BRAF V600E -100% -80% -60% -40% -20% 0% 20% 40% 60% Best Percentage Change from Baseline HGSOC Pan - creatic HGSOC Indication LGSOC CRC Endometrial Pancreatic MPNST Mucinous Appendiceal Primary Peritoneal Serous Cancer Pilocytic Astrocytoma NSCLC Rosai - Dorfman Granulosa Cell High Grade Serous Endometrial Carcinoma 10 objective responses observed in 33 evaluable patients

70 ▪ 100% Disease Control Rate (DCR) with median time on therapy of ~26 months with 10 of 11 patients remaining on therapy (13 - 34 mon ths) as of May 2022 ▪ 73% ORR in LGSOC (1 CR + 7 PRs (out of 11), 3 durable SDs ≥72 weeks) with deepening or stable responses over time ▪ Responses seen irrespective of underlying RAS/RAF mutation (2 KRAS G12V, 2 KRAS G12D, 1 NRAS Q61R, and 3 BRAF V600E) LGSOC Patients Demonstrate Potential for Long Term Responses and Tolerability Enrollment data as of 05/11/22 Note: CR: complete response; LGSOC: low grade serous ovarian carcinoma; ORR: overall response; PR: partial response; SD: stab le disease. Note: Data are preliminary, investigator assessed, and have not been centrally reviewed; enrollment data as of 05/11/22. Assu mes 30 days in one month. Duration of Treatment in LGSOC Patients LGSOC First Objective Response Remains on Therapy 0 200 400 600 800 1000 1 2 3 4 5 6 7 8 9 10 11 Days on Therapy Patient # Combination clinical activity and tolerability demonstrated by durable antitumor activity (median time on therapy ~26 months in LGSOC)

71 ▪ Patient initiated therapy in September 2020 and achieved a 77% reduction from baseline at Week 48 (time of first response: Week 8) by RECIST v1.1 with continued stability in tumor size and CA - 125 levels – 62 - year - old female with low grade serous ovarian carcinoma – 3 lines of prior treatment – Investigator indicated patient experienced rapid symptomatic response ▪ Patient remains on therapy as of May 2022 (19.6 months on treatment) Mirdametinib + Lifirafenib Patient Vignette – KRAS G12D - mutant LGSOC Note: Data are preliminary, investigator assessed, and have not been centrally reviewed; response data as of 11/05/21. Enroll men t data as of 05/11/22. Assumes 30 days in one month. Baseline (Sept 2020) CA125 Levels Over Treatment First Scan (Nov 2020) kU /LAM0

72 All - cause adverse event profile aligns with relapsed/refractory cancer patients generally; related TEAEs have been manageable with few treatment discontinuation due to adverse events; expected publication at a future medical conference Evidence of Acceptable Safety and Tolerability Profile with Multiple Patients Exposed for >2 Years Note: MedDRA PT: Medical Dictionary for Regulatory Activities Preferred Term; TEAE: treatment - emergent adverse event. (1) One patient each with abnormal LFTs; gamma - GT increased; rash maculopapular; urticaria; biliary infection; urinary tract inf ection; respiratory tract infection; neoplasm progression; metastasis to spine; acute myocardial infarction; and biliary obst ruc tion. Data cutoff date of 11/05/21. Grade ≥3 TEAE – All Cause MedDRA PT Grade ≥3 / n (%) Overall 15 (42.9) Thrombocytopenia + platelet count decrease 4 (11.4) Intestinal obstruction 4 (11.4) ALT increased 3 (8.6) Hypertension 2 (5.7) Abdominal pain 1 (2.9) Anemia 1 (2.9) AST increased 1 (2.9) Febrile neutropenia 1 (2.9) Hypertriglyceridemia 1 (2.9) Other (1) 1 (2.9) each Grade ≥3 TEAE – Related MedDRA PT Grade ≥3 / n (%) Overall 8 (22.9) Thrombocytopenia + platelet count decrease 4 (11.4) ALT increased 2 (5.7) Hypertension 2 (5.7) Abdominal pain 1 (2.9) Anemia 1 (2.9) AST increased 1 (2.9) Febrile neutropenia 1 (2.9) Hypertriglyceridemia 1 (2.9)

73 Joint Venture with BeiGene Created to Advance BGB - 3245 Through Clinical Development ▪ BGB - 3245 is an investigational next - generation oral, selective small molecule RAF dimer inhibitor ▪ BGB - 3245 has demonstrated 5 - 10x greater potency than lifirafenib in inhibiting RAF - dimer activity in preclinical studies, including CRAF kinase activity, dimer - mediated signaling, and cell proliferation ▪ BGB - 3245 has shown greater kinome selectivity than lifirafenib: BGB - 3245 Profile MapKure Background ▪ MapKure was formed as a joint venture between SpringWorks and BeiGene in 2019 – MapKure licensed global rights (ex - Asia, including Japan) for BGB - 3245 from BeiGene – At the time, BGB - 3245 had finished preclinical development and was in IND - enabling activities – SpringWorks and BeiGene together are the majority equity holders in MapKure ▪ Clinical development of BGB - 3245 has been advanced through the joint venture – Cross - functional collaboration using resources and teams from both SpringWorks and BeiGene ▪ Scientific advisory board comprised of leading industry and academic experts – Neal Rosen, MD, PhD – Memorial Sloan Kettering Cancer Center – Toni Ribas, MD – University of California, Los Angeles – Dejan Juric, MD – Massachusetts General Hospital – Kevin Koch, PhD – Founder and CSO, Array Biopharma Source: BeiGene . Selectivity (Kinases vs. V600E BRAF) No. of Kinases for BGB - 3245 No. of Kinases for Lifirafenib ≤10 fold 5 37

BGB - 3245: Clinical Data Update Jim Cassidy, MD, PhD, Chief Medical Officer

75 BGB - 3245 Monotherapy Phase 1a/1b Study Design Note: RP2D: recommended Phase 2 dose. Solid tumors with BRAF non - V600 mutations BRAF V600 melanoma progressed on prior BRAF/ MEKi Phase 1a Advanced solid tumors with BRAF or RAS mutations NRAS Mutant Melanoma Safety follow - up Phase 1b BGB - 3245 RP2D

76 BGB - 3245 Monotherapy Patient Characteristics in Dose Escalation As of 02/26/22 Note: Data are preliminary, investigator assessed, and have not been centrally reviewed. Enrollment as of 02/26/22. Baseline Characteristics Overall, n (%) Patients treated Still on Treatment 38 (100) 14 (36.8) Sex Male Female 22 (57.9) 16 (42.1) Age Mean Median (Range) 58.6 57 (31 - 83) Cancer stage at entry III/other IV 5 (13.2) 33 (86.8) Prior systemic cancer regimens Median (Range) 5 (0 - 10) Baseline Characteristics Overall, n (%) ECOG status at entry 0 1 Undocumented 24 (63.2) 13 (34.2) 1 (2.6) Classification of Tumor Gastrointestinal Skin Female genitourinary Lung Thyroid Male genitourinary Brain Breast Other 13 (34.2) 9 (23.7) 4 (10.5) 4 (10.5) 3 (7.9) 2 (5.3) 1 (2.6) 1 (2.6) 1 (2.6) Mutation Status RAS RAF 11 (28.9) 27 (71.1) Diverse group of solid tumor patients with RAS/RAF mutations enrolled

77 BGB - 3245: Early Clinical Efficacy Observed in Dose Escalation As of 02/26/22 Note: CRC: colorectal cancer; IO: immuno - oncology; LMS: leiomyosarcoma; LGSOC: low - grade serous ovarian cancer; NSCLC: non - small cell lung cancer; PD: progressive disease; PR: partial response; SD: stable disease; TL: target lesion; uPR : unconfirmed partial response; wt : wildtype. Note: Data are preliminary, investigator assessed, and have not been centrally reviewed. Response data as of 02/26/22. PD PD SD PD PD NE SD PD PD SD SD SD PD SD SD SD SD PD SD PR PR uPR uPR uPR PR BRAF V600E KRAS G12R BRAF - SND1 fusion BRAF - SND1 fusion GLRA4 - BRAF fusion BRAF V600E BRAF V600E BRAF Class II BRAF V600E BRAF V600E+ PI3KCA COBL1 - BRAF fusion BRAF V600E KRAS G12D BRAF - SND1 Fusion BRAF - MKRN1 fusion BRAF V600E NRAS G13R BRAF V600E BRAF V600E BRAF V600E NRAS G12S (BRAF wt) BRAF V600E KRAS G12D BRAF V600E NRAS Q61K (100%) (80%) (60%) (40%) (20%) 0% 20% 40% 60% Best Percentage Change from Baseline Astrocytoma LMS LGSOC Melanoma Cholangio - carcinoma Chondro - sarcoma NSCLC Papillary Thyroid CRC Prostate Testicular Appendiceal Pancreatic Breast Prior I - O Prior MEKi / BRAFi + I - O Prior MEKi / BRAFi + I - O Prior RAFi Prior I - O

78 Emerging Clinical Data Highlight Rapid Objective Responses in Metastatic BRAF V600 Melanoma Patients Progressed on Existing I - O and MEK + BRAF Treatments As of 02/26/22 ▪ 39 - year - old man presented with BRAF V600E - mutated melanoma and had previously received 2 prior lines of treatment, including BRAF + MEK combination (dabrafenib + trametinib) followed by I - O therapy (ipilimumab + nivolumab) ▪ Began treatment on November 16, 2021 with 40 mg QD of BGB - 3245 dosed continuously ▪ At the patient’s first scan (Week 8), a 72% decrease from baseline in the target lesion was observed ▪ Dose and schedule were well tolerated, with Grade 2 rash and Grade 2 ALT elevation noted ▪ The patient remained on treatment at the time of data cutoff Patient Case Report #1 Patient Case Report #2 ▪ 57 - year - old woman presented with BRAF V600E - mutated melanoma and had previously received 3 prior lines of treatment, including BRAF + MEK combination (dabrafenib + trametinib) and I - O therapy (ipilimumab + nivolumab) ▪ Began treatment on November 8, 2021 with 40 mg QD of BGB - 3245, dosed continuously ▪ At the patient’s first scan (Week 8), a 42% decrease from baseline in target lesions was observed – this radiological response also coincided with symptomatic relief ▪ Dose and schedule were well tolerated, with Grade 2 fever, Grade 1 diarrhea and Grade 1 rash noted ▪ The patient remained on treatment at the time of data cutoff Note: IO: immuno - oncology; QD: once daily. Note: Data are preliminary, investigator assessed, and have not been centrally reviewed; data as of 2/26/22. We are anticipating monotherapy RP2D declaration 2H 2022 and expansion cohorts to commence thereafter AM0AM1

79 BGB - 3245 Emerging Safety Profile Manageable and Consistent with MAPK Pathway Inhibitors As of 01/10/22 Note: TEAE: treatment - emergent adverse event. Note: Data are preliminary, investigator assessed, and have not been centrally reviewed. Safety data as of 01/10/22. Grade ≥3 TEAE – All Cause MedDRA PT Grade ≥3 / n (%) Overall 14 (41.2) Rash maculopapular 2 (5.9) Dyspnea 2 (5.9) ALT increased 3 (8.8) AST increased 2 (5.9) Abdominal pain 2 (5.9) Pyrexia 1 (2.9) Grade ≥3 TEAE – Related MedDRA PT Grade ≥3 / n (%) Overall 4 (11.8) Rash maculopapular 2 (5.9)

80 Mirdametinib + Lifirafenib ▪ Complete Phase 1 dose finding 2H 2022 prior to expansion studies ▪ Data from ongoing study expected to be presented at a medical conference in 2H 2022 BGB - 3245 ▪ Complete dose escalation and determine RP2D in 2H 2022 ▪ Data from ongoing study expected to be presented at a medical conference in 2H 2022 ▪ Continue monotherapy development in BRAF non - V600 mutant solid tumors, post - BRAF/ MEKi exposed BRAF V600 mutant melanoma and NRAS melanoma tumor types ▪ Commence proof of concept combination study with mirdametinib, focusing on KRAS (non - G12C) mutant tumors – Combination study sponsored by SpringWorks ▪ MapKure equity financing completed in early June to further advance development for BGB - 3245 – Participation from SpringWorks, BeiGene and other original investors in the joint venture Future Development for Portfolio of BeiGene Collaborations Note: RP2D: recommended phase 2 dose.

Preclinical Pipeline Mike Burgess, MBChB, PhD, Head of Research and Development

82 -10 -9 -8 -7 -6 -5 0 50 100 -10 -9 -8 -7 -6 -5 0 50 100 TEAD inhibitors potently and selectively inhibit growth of cancer cell lines driven by Hippo pathway mutations 1 Compounds have shown good tolerability and oral bioavailability in vivo, with dose dependent tumor growth inhibition in Hippo altered xenografts 2 TEAD Inhibitor: Program in Lead Optimization With Selectivity, Potency and In Vivo Tumor Growth Inhibition Demonstrated in Hippo - Driven Models Note: GI50 = drug concentration producing 50% maximal growth inhibition; P.O. = by mouth; QD = once a day; BID = twice a day. GI 50 = 8 nM % Growth Log [M] GI 50 = 29 nM % Growth Log [M] % Growth Log [M] % Growth Log [M] Mesothelioma (NF2 Deletion) NSCLC (NF2 Deletion) NSCLC (NF2 WT) NSCLC (NF2 WT) 0 500 1000 2 12 22 32 Mean Tumor Volume (mm³) Days Mean Tumor Volume ± SEM (NF2 - mutant H226) Vehicle, PO, QD*35 K-975, 100 mg/kg, PO, QD*35 C, 30 mg/kg, PO, QD*35 D, 30 mg/kg, PO, QD*35 E, 30 mg/kg, PO, QD*35 0 500 1000 1500 2000 0 5 10 15 20 25 30 35 Mean Tumor Volume (mm³) Days Mean Tumor Volume ± SEM (LATS - mutant MSTO - 211H) Vehicle, PO, BIDx35 C, 30 mg/kg, PO, QDx35 C, 60 mg/kg, PO, QDx35 C, 30 mg/kg, PO, BIDx35

83 EGFR Inhibitor Portfolio: Developing Several Novel Targeting Approaches to Address De Novo Oncogenic Drivers and Resistance Mechanisms ▪ EGFR inhibition is a validated therapeutic approach – limitations of existing agents center on development of resistance and subgroups with suboptimal responses ▪ SpringWorks is working with Dana - Farber Cancer Institute and Stanford on a portfolio of next - generation EGFR inhibitors ▪ Additional strategies being advanced to address de novo EGFR driver and resistance mutations through first - in - class targeting approaches ▪ Research will be conducted in collaboration with Dr. Nathanael Gray (Stanford) and Drs. Pasi Janne, Michael Eck, and Jarrod Marto (Dana - Farber) ▪ Most advanced program is addressing EGFR C797S - mediated osimertinib resistance utilizing a novel chemical strategy and is currently in lead optimization Three EGFR Inhibitors First program targeting C797S mutants Two additional first - in - class approaches EGFR Mutant Tumors

The SpringWorks Opportunity

Foundation in Place to Drive Sustainable Growth and Value Creation in 2022+ ▪ Executing late - stage development programs for nirogacestat and mirdametinib, with positive DeFi readout expected to yield first FDA - approved therapy for DT patients ▪ Advancing nirogacestat as a cornerstone of BCMA combination therapy across modalities with data readouts expected throughout 2022 ▪ Building commercial infrastructure to support first potential commercial launch in 2023 ▪ Bolstering R&D capabilities to advance preclinical portfolio into the clinic ▪ Enhancing exclusivity position through regulatory designations and IP portfolio development ▪ Expanding portfolio of opportunities as a partner of choice to industry and academia ▪ Maintaining strong financial position with disciplined capital allocation strategy and multi - year cash runway Focus Areas 2022+ 85

Value - Driving Data Readouts and Program Updates Anticipated Across the Pipeline in 2022 86 Note: ISPNO: International Symposium on Pediatric Neuro - Oncology; RRMM = relapsed/refractory multiple myeloma; LGG = low - grade g lioma. Milestone Expected Timing Nirogacestat Phase 3 DeFi topline readout in desmoid tumors x Nirogacestat + BCMA therapies Phase 1 trial initiation with AbbVie (ABBV - 383) Initial clinical data from Phase 1 combo trial with GSK (BLENREP) 2H x Mirdametinib in pLGG Phase 1b/2 initial data to be presented at the ISPNO Conference June 13 - 14 Mirdametinib + Lifirafenib Phase 1b/2 initial data readout in RAS/RAF - mutant solid tumors x BGB - 3245 Phase 1 initial data readout in RAF - mutant solid tumors x TEAD inhibitor program Preclinical data at AACR x Potential for additional data readouts and updates from other programs ▪ Additional clinical data from BCMA combo trials in RRMM ▪ ReNeu trial for mirdametinib in NF1 - PN Full year

87 Instructions ▪ Call the appropriate participant dial - in number ▪ Provide the operator with the conference ID Dial - in numbers ▪ US: (844) 946 - 0285 ▪ International: (602) 585 - 9676 Conference ID ▪ 4453188 Helpful keypad commands ▪ *0 - Operator assistance ▪ *6 - Self mute/unmute Q&A Participants in Today’s Q&A Session Badreddin Edris, PhD Chief Operating Officer Saqib Islam Chief Executive Officer L. Mary Smith, PhD Chief Development Officer Bhavesh Ashar Chief Commercial Officer Mike Burgess, MBChB, PhD Head of Research and Development Jim Cassidy, MD, PhD Chief Medical Officer